Employee Benefit Plans	12 Months Ended
Dec. 31, 2021
Retirement Benefits [Abstract]
Employee Benefit Plans

20.    Employee Benefit Plans

We sponsor four qualified plans under Section 401(k) of the Internal Revenue Code along with a simple individual retirement account retirement plan. All employees who meet certain tenure requirements are eligible to participate in one of these plans but not more than one. Under each plan, employees may elect to defer a portion of pretax or post-tax annual compensation, subject to Internal Revenue Service limits, that are matched by the Company at rates ranging from 3% to 5% of qualifying compensation, depending on the plan. During 2021, 2020 and 2019, the Company made contributions to these plans and recognized expense in the amount of $1,193, $912 and $368, respectively.